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                                                                    EXHIBIT 99.1
                            ASSUMPTION AGREEMENT


        THIS AGREEMENT is made and entered into this 22nd day of May, 1998, by and between Payless ShoeSource, Inc., a Missouri corporation ("Payless") and Payless ShoeSource Holdings, Inc., a Delaware corporation ("Holdings").

        WHEREAS, Payless sponsors certain incentive, compensation, benefit and welfare plans for executives, employees and non-employee directors of Payless, and

        WHEREAS, Payless is party to certain employment and other agreements with employees or directors of Payless, and

        WHEREAS, Holdings, Payless and Payless Merger Corp. have entered into an Agreement and Plan of Merger dated April 20 , 1998 (the "Agreement") pursuant to which Payless will become a wholly owned subsidiary of Holdings and Holdings will become the issuer of shares which will be issued or delivered under certain of those plans on the terms and subject to the conditions set forth therein, and

        WHEREAS, the Agreement provides that Holdings shall assume the sponsorship of various Payless incentive, compensation, benefit and welfare plans and be substituted for Payless thereunder, and shall assume the obligations of Payless under certain employment and other agreements, all as of the "Effective Time" as defined in the Agreement;

        NOW, THEREFORE, it is hereby agreed as follows:

        1. Holdings assumes and adopts the incentive, compensation, benefit and welfare plans listed on Appendix A hereto (the "Assumed Plans"), and is substituted for Payless as the sponsoring "Employer" thereunder, effective as of the Effective Time. By such assumption Holdings assumes all of the rights, and agrees to perform all obligations, of Payless under the Assumed Plans, as in effect immediately prior to the Effective Time and Holdings adopts any and
all goals established by Payless under the Assumed Plans.   Payless shall have
no further obligation under the Assumed Plans as the sponsor thereof but shall continue as a participating or adopting Employer, as to its employees, to the extent permitted or required under each Assumed Plan. Holdings also agrees to assume all of the obligations of Payless under the employment and other agreements between Payless and an employee of Payless who is transferred to Holdings, and from and after the date of any such transfer Payless have no further obligation under such agreements.

        2. As of the Effective Time, Holdings shall assume from Payless all authority and responsibility for amending, modifying or terminating each Assumed Plan then in effect and for appointing and removing all administrative committee or other committee members, trustees,





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custodians and agents of the Assumed Plans, provided, however, that such authority and responsibility for amending, modifying, terminating and administering each Assumed Plan (including the appointment or removal of committee members and others) may be delegated by Holdings to directors, officers or employees of Holdings or Payless or other subsidiaries of Holdings that have adopted the Assumed Plans, which subsidiaries as of the date hereof are set forth in Exhibit B hereto, and provided further that following the Effective Time and until further action by Holdings the provisions of all Assumed Plans shall remain in effect and all committee members, trustees, custodians and agents shall hold office on the same basis as immediately preceding the Effective Time.

        3. As of the Effective Time, each reference to shares of Payless common stock in the Assumed Plans shall be deemed to be amended to refer to shares of Holdings common stock.

        4. As of the Effective Time, each option or right to purchase one or more shares of Payless common stock pursuant to an Assumed Plan shall become an option or right to purchase a corresponding number of shares of Holdings common stock on the same terms as an option or right to purchase shares of Payless common stock existed under an Assumed Plan immediately prior to the Effective Time.

        5. As of the Effective Time, each right to receive or obligation to distribute one or more shares of Payless common stock or to receive or to pay an amount based on the value of a share or shares of Payless common stock under an Assumed Plan shall become a right or obligation, as the case may be, to receive or distribute shares of Holdings common stock or to receive or to pay an amount based on the value of a share or shares of Holdings common stock on the same terms as the right or obligation to receive or distribute shares of Payless common stock or to receive or to pay an amount based on the value of a share or shares of Payless common stock existed under any of the Assumed Plans immediately prior to the Effective Time.

        6. Each Assumed Plan shall be deemed to be further amended as the appropriate officers of Payless and Holdings deem necessary or appropriate, in their discretion, to implement the intent of the foregoing and the terms of this Assumption Agreement.

        7. Neither the assumption of the Assumed Plans by Holdings nor the consummation of the foregoing reorganization transaction by the parties shall be deemed to be a termination of an Assumed Plan, nor cause any benefit to vest under an Assumed Plan, nor accelerate the accrual or payment of any benefit thereunder.

        8. Except as modified by this Assumption Agreement, Participants in the Assumed Plans as of the date hereof shall have all of the rights and benefits thereunder as existed on the day before the Effective Date and no other changes in the Assumed Plans are intended hereby.

        9. This Assumption Agreement may be executed in any number of counterparts, all of which, when executed, shall be deemed to be one and the same instrument.





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        IN WITNESS WHEREOF, each party hereto has caused these presents to be executed on its behalf by its duly authorized officer, as of the day and year first above written.

                            PAYLESS SHOESOURCE, INC.



                            By   /s/  Steven J. Douglass
                                 -------------------------------------------
                                 Steven J. Douglass, Chief Executive Officer



                            PAYLESS SHOESOURCE HOLDINGS, INC.



                            By   /s/  Steven J. Douglass
                                 -------------------------------------------
                                 Steven J. Douglass, Chief Executive Officer






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                                                                      Appendix A



                                ASSUMED PLANS

1996 Stock Incentive Plan
Deferred Compensation Plan
Restricted Stock Plan for Non-Management Directors
Deferred Compensation Plan for Non-Management Directors
Profit Sharing Plan and Trust
Profit Sharing Plan for Puerto Rico Associates and Trust
Stock Ownership Plan
Spin-Off Stock Plan and Spin-Off Cash Plan
Executive Incentive Compensation Plans
Stock Appreciation and Phantom Stock Unit Plan for International Employees Supplementary Retirement Plan
Medical Plan
Dental Plan
Before-Tax Medical Option Plan
Group Life, Accidental Death and Dismemberment, Accident and Sickness Plan Business Travel Accident Plan
Long-Term Disability Plan
Company-Paid Life Insurance Plan
Optional  Life Insurance Plan
Dependent Care Flexible Spending Account Plan
Adoption Assistance Plan
Post-Retirement Life and Medical Insurance Program
Performance Incentive Plan
Executive Medical Reimbursement Program
Supplementary Long-Term Disability Program
Section 125 Payment Option Plan
Tuition Reimbursement Plan
Master Trust Agreement for Welfare Benefit Plans




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                                                                      Exhibit B

                 Participating Employers under Assumed Plans

Payless ShoeSource, Inc.
Payless ShoeSource of Puerto Rico, Inc. *
Payless ShoeSource Distribution, Inc.**
Payless ShoeSource Worldwide, Inc.**
Payless ShoeSource Merchandising, Inc.**
Payless ShoeSource Saipan, Inc.**
Payless ShoeSource Labor Leasing, Inc.**

*   Excluding Payless ShoeSource Inc. Profit Sharing Plan
**  Excluding Payless ShoeSource of Puerto Rico, Inc. Profit Sharing Plan










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